SUNAMERICA SERIES TRUST

Supplement to the Prospectus and Statement of Additional
Information dated May 1, 2002


At its May 21, 2002 Meeting, the Board of Trustees (the "Trustees") of SunAmerica Series Trust (the "Trust") approved Rule12b-1 Plans (the "Plans") for the Class A and Class B shares of the Portfolios. Under the Plans, a portion of the brokerage commissions generated by the Portfolios will be used to make payments to the Portfolios' distributor, SunAmerica Capital Services, Inc. (the "Distributor"), to pay for various distribution activities on behalf the Portfolios. The Distributor would use the money to pay for expenses designed to promote the sale of Portfolio shares (through the sale of variable insurance contracts).

 Also, at the Meeting, the Trustees called a Special
Meeting of Shareholders of the Trust (other than shareholders of the Cash Management Portfolio) to be held on July 31, 2002 to approve the Plans. Contract Owners of record as of the close of business on May 31, 2002 will provide voting instructions at the Shareholder Meeting.



Dated:	July 3, 2002